Oil and Natural Gas Properties	3 Months Ended
Dec. 31, 2020
Extractive Industries [Abstract]
Oil and Natural Gas Properties	Oil and Natural Gas Properties
Oil and natural gas properties are summarized below:

	December 31, 2020	September 30, 2020
	($ in thousands)
Proved	$344,990	$326,420
Unproved	30,783	32,084
Work-in-progress	6,526	15,398
	382,299	373,902
Accumulated depletion and amortization	(69,067)	(63,176)
Total oil and natural gas properties, net	$313,232	$310,726
Depletion and amortization expense for proved oil and natural gas properties was $5.9 million and $5.5 million, respectively, for the three months ended December 31, 2020 and 2019.
The Company incurred $424 thousand and $727 thousand of exploration costs for the three months ended December 31, 2020 and 2019, respectively, $424 thousand and $557 thousand of which related to the abandonment of oil and natural gas leases. The Company also incurred $0 and $170 thousand of geological and geophysical costs during the three months ended December 31, 2020 and 2019, respectively.
Acquisition of Oil and Natural Gas Properties
On December 20, 2019, the Company acquired 38 net acres (unaudited) in Yoakum County, Texas. The acquisition included 17 total wells, with 11 producing and 6 salt water disposals, for a total purchase price of $3.2 million, as adjusted in accordance with the terms of the purchase and sale agreement with J. Cleo Thompson and James Cleo Thompson, Jr., L.P. The effective date of the transaction was August 1, 2019. The transaction was accounted for as an asset acquisition in accordance with ASU 2017-01 and was therefore recorded based on the total consideration paid, with value assigned to unproved oil and natural gas properties, capitalized asset retirement cost and ARO.